UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 17, 2006 (March 17, 2006)

THE FASHION HOUSE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Colorado	033-07075-LA	33-1079781

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6310 San Vicente Blvd., #330, Los Angeles, California	90048-5499

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(323) 939-3031

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit 99.1

Item 8.01. Other Events.
     On March 17, 2006, the Company announced that it has signed an exclusive licensing agreement with celebrated designer Isaac Mizrahi to develop and distribute footwear under two labels: the currently available Isaac Isaac Mizrahi line as well as a new couture collection. A copy of the press release announcing the transaction is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 17, 2006 announcing the transaction.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date	March 17, 2006

The Fashion House Holdings, Inc.

(Registrant)

By:	/s/ Michael McHugh

Name	Michael McHugh

Title:	Chief Financial Officer